UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2021

Aspirational Consumer Lifestyle Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39541	98-1557048
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

#18-07/12 Great World City
Singapore	237994
(Address of principal executive offices)	(Zip Code)

+65 6672 7605

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ASPL.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	ASPL	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ASPL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Wheels Up Experience Inc. 2021 Long-Term Incentive Plan

On July 12, 2021, in connection with the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Aspirational Consumer Lifestyle Corp. (“Aspirational” and, after the Domestication (as defined below) and the Mergers (as defined below), “Wheels Up Experience Inc.” or “Wheels Up”), Aspirational’s shareholders approved by ordinary resolution and adopted the Wheels Up Experience Inc. 2021 Long-Term Incentive Plan (the “2021 Plan”), which provides for the grant of incentive options, nonstatutory options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalents, other stock-based awards, performance awards, cash awards or any combination of the foregoing, to certain of Wheels Up’s employees, consultants, advisors, independent contractors and directors who are key to Wheels Up’s growth and success and who shall be selected on the basis of and as consideration for their service to Wheels Up and Wheels Up’s eligible affiliates, as applicable. The maximum number of shares of Class A common stock, par value $0.0001 per share, of Wheels Up initially reserved and available for issuance under the 2021 Plan is equal to 27,346,829 shares, all of which are available for issuance pursuant to incentive stock options under Section 422 of the U.S. Internal Revenue Code of 1986, as amended, or as other types of awards. The 2021 Plan may be administered by Wheels Up’s board of directors, its compensation committee or a similar committee comprised of at least two non-employee directors.

A summary of the 2021 Plan is included in Aspirational’s definitive proxy statement/prospectus (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission on June 23, 2021 and is incorporated herein by reference, which summary is qualified in all respects by the full text of the 2021 Plan included as Annex E to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, 20,263,048 of Aspirational’s ordinary shares, which represented 67.6% of the ordinary shares outstanding and entitled to vote as of the record date of May 24, 2020, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the Aspirational shareholders at the Extraordinary General Meeting are set forth below:

Approval of the BCA Proposal

Aspirational’s shareholders approved by ordinary resolution and adopted the Agreement and Plan of Merger, dated as of February 1, 2021, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of May 6, 2021 (as may be further amended, the “Merger Agreement”), by and among Aspirational, Wheels Up Partners Holdings LLC, a Delaware limited liability company (“WUP”), KittyHawk Merger Sub LLC, a Delaware limited liability corporation and a direct wholly owned subsidiary of Aspirational (“Merger Sub”), Wheels Up Blocker Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Aspirational (“Blocker Sub”), the Blocker Merger Subs (as defined in the Merger Agreement) and the Blockers (as defined in the Merger Agreement), a copy of each of which is attached to the Definitive Proxy as Annex A and Annex A-I, respectively. The Merger Agreement provides for, among other things, (x) the simultaneous mergers of the Blockers with and into the respective Blocker Merger Subs, with the Blockers surviving each merger as wholly owned subsidiaries of Aspirational, (y) the subsequent simultaneous mergers of the surviving Blockers with and into Blocker Sub, with Blocker Sub surviving each merger, and (z) the subsequent merger of Merger Sub with and into WUP, with WUP surviving the merger, with Aspirational as its managing member (clauses (x), (y) and (z) collectively, the “Mergers”), in each case in accordance with the terms and subject to the conditions of the Merger Agreement (the “BCA Proposal”). The voting results with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,972,941	764,120	525,987	N/A

Approval of the Domestication Proposal

Aspirational’s shareholders approved by special resolution the change of Aspirational’s jurisdiction by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Mergers, the “Business Combination”) (the “Domestication Proposal”). The voting results with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,974,597	762,356	526,095	N/A

Organizational Documents Proposals

Aspirational’s shareholders approved by special resolution the following material differences between Aspirational’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”) and the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of Aspirational Consumer Lifestyle Corp. (a corporation incorporated in the State of Delaware, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”)), which will be renamed “Wheels Up Experience Inc.” in connection with the Business Combination:

Approval of Organizational Documents Proposal A

Aspirational’s shareholders approved the change in the authorized capital stock of Aspirational from 500,000,000 Class A ordinary shares, par value $0.0001 per share (the “ASPL Class A ordinary shares”), 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preferred shares, par value $0.0001 per share, to 2,500,000,000 shares of Class A common stock, par value $0.0001 per share, of Wheels Up (the “Wheels Up Class A common stock”) and 25,000,000 shares of preferred stock, par value $0.0001 per share, of Wheels Up (the “Wheels Up preferred stock”) (“Organizational Documents Proposal A”). The voting results with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,949,223	776,802	537,023	N/A

Approval of Organizational Documents Proposal B

Aspirational’s shareholders approved that the board of directors of Wheels Up be authorized to issue any or all shares of Wheels Up preferred stock in one or more classes or series, with such terms and conditions as may be expressly determined by the Wheels Up board of directors and as may be permitted by the DGCL (“Organizational Documents Proposal B”). The voting results with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,816,372	904,020	542,656	N/A

Approval of Organizational Documents Proposal C

Aspirational’s shareholders approved that the board of directors of Wheels Up be divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The voting results with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,295,246	2,432,188	535,614	N/A

Approval of Organizational Documents Proposal D

Aspirational’s shareholders approved all other changes in connection with the replacement of the Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication (copies of which are attached to the Definitive Proxy as Annex C and Annex D, respectively), including (i) changing the corporate name from “Aspirational Consumer Lifestyle Corp.” to “Wheels Up Experience Inc.” in connection with the Business Combination, (ii) making Wheels Up’s corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation, (iv) restricting the ability of persons that are not “Citizens of the United States” to own more than 25% of the voting power of Wheels Up, (v) being subject to the provisions of Section 203 of the DGCL and (vi) removing certain provisions related to Aspirational’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination, all of which Aspirational’s board of directors believes is necessary to adequately address the needs of Wheels Up after the Business Combination (“Organizational Documents Proposal D”). The voting results with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,966,021	762,687	534,340	N/A

Approval of the Director Election Proposal

Aspirational’s shareholders approved by ordinary resolution, the election of Kenny Dichter, Ravi Thakran, Eric Phillips, Erik Snell, David Adelman, Timothy Armstrong, Chih Cheung, Marc Farrell, Admiral Michael Mullen, Brian Radecki and Susan Schuman, who, upon consummation of the Business Combination, will be the directors of Wheels Up (the “Director Election Proposal”).

The voting results with respect to the election of Kenny Dichter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

The voting results with respect to the election of Ravi Thakran were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

The voting results with respect to the election of Eric Phillips were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

The voting results with respect to the election of Erik Snell were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

The voting results with respect to the election of David Adelman were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

The voting results with respect to the election of Timothy Armstrong were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

The voting results with respect to the election of Chih Cheung were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

The voting results with respect to the election of Marc Farrell were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

The voting results with respect to the election of Admiral Michael Mullen were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

The voting results with respect to the election of Brian Radecki were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

The voting results with respect to the election of Susan Schuman were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,842,678	886,359	534,011	N/A

Approval of the Stock Issuance Proposal

Aspirational’s shareholders approved by ordinary resolution, for purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange’s Listed Company Manual, the issuance of shares of Wheels Up Class A common stock to (a) the PIPE Investors pursuant to the PIPE Investment (as each capitalized term in clause (a) is defined in the Definitive Proxy) and (b) the WUP equityholders pursuant to the Merger Agreement, in each case as further described in the Definitive Proxy (collectively, the “Stock Issuance Proposal”). The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,948,306	767,623	547,119	N/A

Approval of the Equity Incentive Plan Proposal

Aspirational’s shareholders approved by ordinary resolution, the 2021 Plan (the “Equity Incentive Plan Proposal”). The voting results with respect to the Equity Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,508,401	1,203,478	551,169	N/A

Approval of the Adjournment Proposal

Aspirational’s shareholders approved the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,604,864	1,119,801	538,383	N/A

Though not guaranteed, Aspirational expects to close the Business Combination on July 13, 2021, subject to the satisfaction or waiver of customary closing conditions, and for the Wheels Up Class A common stock and warrants to begin publicly trading on the New York Stock Exchange under the new symbols “UP” and “UP WS”, respectively, on July 14, 2021.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Aspirational under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

On July 12, 2021, Aspirational issued a press release announcing the results of the Extraordinary General Meeting and related matters. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 8.01 Other Events

In connection with the BCA Proposal, Aspirational’s shareholders elected to redeem an aggregate of 13,366,429 ASPL Class A ordinary shares (the “Redemptions”).

The Merger Agreement provides that the obligation of WUP to consummate the Business Combination is conditioned on, among other things, a requirement that the amount of cash available in the trust account of Aspirational following the Extraordinary General Meeting, after deducting the amount required to satisfy Aspirational’s obligations with respect to the Redemptions (but prior to payment of (x) any deferred underwriting commissions being held in the trust account, and (y) any transaction expenses of Aspirational or WUP) (the “Remaining Trust Amount”), is equal to or greater than $120,000,000 (the “Minimum Remaining Trust Amount”) (the “Minimum Trust Condition”). As a result of the Redemptions, the Remaining Trust Amount will be less than the Minimum Remaining Trust Amount by approximately $13,874,483, which shortfall equals approximately 2% of the funds that were expected by Wheels Up in connection with the Business Combination had the Remaining Trust Amount equaled the Minimum Remaining Trust Amount. WUP agreed to waive any failure to satisfy the Minimum Cash Condition as a result of the existence of such shortfall.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspirational Consumer Lifestyle Corp.

Date: July 12, 2021	By:	/s/ Ravi Thakran
		Name:	Ravi Thakran
		Title:	Chief Executive Officer and Chairman